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                                                                     Exhibit 1.1


                               THE TIMKEN COMPANY

                                  $300,000,000

                           Medium-Term Notes, Series A

                Due from 9 Months to 30 Years from Date of Issue

                             DISTRIBUTION AGREEMENT


                                                                 February , 1998



Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York 10036

Key Capital Markets, Inc.
127 Public Square
Cleveland, Ohio 44114

J.P. Morgan Securities Inc.
60 Wall Street
New York, New York 10260

NationsBanc Montgomery Securities LLC
100 North Tryon Street
NC1-007-07-01
Charlotte, NC 28255

Dear Sirs:

                  The Timken Company, an Ohio corporation (the "Company"), confirms its agreement with Morgan Stanley & Co. Incorporated ("Morgan Stanley"), Key Capital Markets, Inc. ("Key Capital"), J.P. Morgan Securities Inc. ("J.P. Morgan") and NationsBanc Montgomery Securities LLC ("NationsBanc") (each of Morgan Stanley, Key Capital, J.P. Morgan and NationsBanc, an "Agent" and collectively, the "Agents") with respect to the issue and sale from time to time by the Company of up to U.S.$300,000,000 aggregate principal amount of its medium-term notes, Series A (or the equivalent thereof in one or more foreign currencies or composite currencies due from 9 months to 30 years from date of issue (the "Notes"). The Notes will be issued under an Indenture, dated as of February , 1998 (the "Indenture"), between the Company and The Bank of New York, as Trustee (the "Trustee"), and will have the maturities, interest rates, redemption provisions, if any, and other terms as set forth in supplements to the Base Prospectus referred to below.

                  Subject to the reservation by the Company of the right to appoint additional Agents who will agree to be subject to the terms hereof and to sell Notes directly on its own behalf in those jurisdictions where such offering by the Company is authorized, the Company hereby appoints the Agents as its exclusive agents for the purpose of soliciting and receiving offers to purchase Notes from the Company by others and, on the basis of the representations and warranties herein contained, but subject to terms and conditions herein set forth, each of the Agents agrees to use reasonable efforts to solicit and receive offers to purchase Notes upon terms acceptable to the Company at such times and in such amounts as the Company shall from time to time specify. In addition, either Agent may also purchase Notes as principal and, if requested by such Agent, the Company will enter into a Terms Agreement relating to such sale (a "Terms Agreement") in accordance with the provisions of Section 2(b) hereof. In acting under this Agreement and in connection with the sale of any Notes by the Company (other than Notes sold to such Agent as principal), such Agent is acting solely as agent of the Company and does not assume any obligation towards or relationship of agency or trust with any purchaser of Notes.

                  The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement, including a prospectus, relating to the Notes, which has been declared effective. Such registration statement, including the exhibits thereto, as amended at the Commencement Date (as hereinafter defined), is hereinafter referred to as the "Registration Statement". The Company proposes to file with the Commission from time to time, pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Securities Act"), supplements to the prospectus included in the Registration Statement that will describe certain terms of the Notes. The prospectus in the form in which it appears in the Registration Statement is hereinafter referred to as the "Base Prospectus". The term "Prospectus" means the Base Prospectus together with the prospectus supplement or supplements (each a "Prospectus Supplement") specifically relating to Notes, as filed with, or transmitted for filing to, the Commission pursuant to Rule 424. As used herein, the terms "Base Prospectus" and "Prospectus" shall include in each case the documents, if any, incorporated by reference therein. The terms "supplement" and "amendment" or "amend" as used in this Agreement shall include all documents that are deemed to be incorporated by reference in the Prospectus that are filed subsequent to the date of the Base Prospectus by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                  1. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to and agrees with each of the Agents as of the Commencement Date, as of each date on which the Company accepts an offer to purchase Notes (including any purchase by an Agent as principal, pursuant to a Terms Agreement or otherwise), as of each date the Company issues and sells Notes and as of each date the Registration Statement or the Base Prospectus is amended or supplemented, as follows (it being understood that such representations, warranties and agreements shall be deemed to relate to the Registration Statement, the Base Prospectus and the Prospectus, each as amended or supplemented to each such date):


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                  (a) The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission.

                  (b) (i) Each document incorporated by reference in the Prospectus complied or will comply when filed with the Commission in all material respects with the Exchange Act and the rules and regulations of the Commission thereunder, (ii) each part of the Registration Statement, when such part became effective, did not contain and each such part, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the rules and regulations of the Commission thereunder and (iv) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this Section l(b) do not apply (i) to statements or omissions in the Registration Statement or the Prospectus based upon information relating to the Agents furnished to the Company in writing by the Agents expressly for use therein or (ii) to that part of the Registration Statement that constitutes the Statement of Eligibility (Form T-1) under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), of the Trustee.

                  (c) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                  (d) Each subsidiary of the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                  (e) Each of this Agreement and any applicable Terms Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, in each case enforceable in accordance with its terms except as (i) rights to indemnity and contribution hereunder or thereunder may be limited under applicable law, (ii) the enforceability hereof and thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (iii) the availability of equitable remedies may be limited by equitable principles of general applicability.

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                  (f) The Indenture has been duly qualified under the Trust
Indenture Act and has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable in accordance with its terms except (i) as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally, (ii) as the enforceability thereof is subject to general principles of equity, including the possible unavailability of specific performance or injunctive relief, regardless of whether such enforceability is considered in a proceeding in equity or at law, and without limiting the generality of (ii) above, (iii) as the enforceability thereof may be limited by governmental authority to limit, delay or prohibit the making of payments in foreign currency or currency units or payments outside the United States and (iv) U.S. courts may not give effect to rates of exchange in effect at the time any judgment payable in a foreign currency may be rendered against the Company by any foreign court.

                  (g) The Notes have been duly authorized and, when executed and authenticated in accordance with the Indenture and delivered to and duly paid for by the purchasers thereof as contemplated herein, will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company, enforceable in accordance with their respective terms except (i) as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally, (ii) as the enforceability thereof is subject to general principles of equity, including the possible unavailability of specific performance or injunctive relief, regardless of whether such enforceability is considered in a proceeding in equity or at law, and without limiting the generality of (ii) above, (iii) as the enforceability thereof may be limited by governmental authority to limit, delay or prohibit the making of payments in foreign currency or currency units or payments outside the United States and (iv) U.S. courts may not give effect to rates of exchange in effect at the time any judgment payable in a foreign currency may be rendered against the Company by any foreign court.

                  (h) The execution and delivery by the Company of, and the performance by the Company of its obligations under this Agreement, the Notes, the Indenture and any applicable Terms Agreement will not contravene any provision of applicable law or the certificate of incorporation or by-laws of the Company or any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of or qualification with any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, the Notes, the Indenture and any applicable Terms Agreement, except such as have been obtained and such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Notes.

                  (i) There has not been any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus.


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                  (j) There are no legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that are not described or filed as required.

                  (k) Each of the Company and its subsidiaries has all necessary consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings with, all federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Prospectus, except to the extent that the failure to obtain or file would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                  2.   Solicitations as Agent; Purchases as Principal.
                       -----------------------------------------------

                  (a) SOLICITATIONS AS AGENT. In connection with the actions of each Agent as agent hereunder, such Agent severally agrees, as agent of the Company, to use reasonable efforts to solicit offers to purchase Notes upon the terms and conditions set forth in the Prospectus as then amended or supplemented.

                  The Company reserves the right, in its sole discretion, to instruct each Agent to suspend at any time, for any period of time or permanently, the solicitation of offers to purchase Notes. Upon receipt of at least one business day's prior notice from the Company, such Agent will forthwith suspend solicitations of offers to purchase Notes from the Company until such time as the Company has advised such Agent that such solicitation may be resumed. While such solicitation is suspended, the Company shall not be required to deliver any certificates, opinions or letters in accordance with Sections 5(a), 5(b) and 5(c); PROVIDED, HOWEVER, that if the Registration Statement or Prospectus is amended or supplemented during the period of suspension (other than by an amendment or supplement providing solely for a change in the interest rates, redemption provisions, amortization schedules or maturities offered on the Notes or for a change such Agent deems to be immaterial), such Agent shall not be required to resume soliciting offers to purchase Notes until the Company has delivered such certificates, opinions and letters as such Agent may request.

                  The Company agrees to pay to each Agent, as consideration for the sale of each Note resulting from a solicitation made or an offer to purchase received by such Agent, a commission in the form of a discount from the purchase price of such Note equal to the following percentage of the purchase price of such Note:


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
                  Term                                    Commission Rate
         ------------------------------------------------------------------
         From 9 months to less than 1 year                    .125%
         From 1 year to less than 18 months                   .150%
         From 18 months to less than 2 years                  .200%
         From 2 years to less than 3 years                    .250%
         From 3 years to less than 4 years                    .350%
         From 4 years to less than 5 years                    .450%
         From 5 years to less than 6 years                    .500%
         From 6 years to less than 7 years                    .550%
         From 7 years to less than 10 years                   .600%
         From 10 years to less than 15 years                  .625%
         From 15 years to less than 20 years                  .700%
         From 20 years to and including 30 years              .750%

                  Each Agent shall communicate to the Company, orally or in writing, each offer to purchase Notes received by such Agent as agent that in such Agent's judgment should be considered by the Company. The Company shall have the sole right to accept offers to purchase Notes and may reject any offer in whole or in part and may accept offers to purchase Notes solicited by one and not the other Agent or offers solicited by each Agent. Each Agent shall have the right to reject any offer to purchase Notes that such Agent considers to be unacceptable, and any such rejection shall not be deemed a breach of such Agent's agreements contained herein.

                  (b) PURCHASES AS PRINCIPAL. Each sale of Notes to an Agent as principal shall be made in accordance with the terms of this Agreement and, if requested by such Agent, the Company will enter into a Terms Agreement that will provide for the sale of such Notes to and the purchase thereof by such Agent. Each Terms Agreement will be substantially in the form of Exhibit A hereto but may take the form of an exchange of any form of written telecommunication between an Agent and the Company.

                  Each Agent's commitment to purchase Notes as principal, whether pursuant to a Terms Agreement or otherwise, shall be deemed to have been made on the basis of the representations and warranties of the Company herein contained and shall be subject to the terms and conditions herein set forth. Each agreement by an Agent to purchase Notes as principal (whether or not set forth in a Terms Agreement) shall specify the principal amount of Notes to be purchased by such Agent pursuant thereto, the Settlement Date (as hereinafter defined), the maturity date of such Notes, the price to be paid to the Company for such Notes, the interest rate and interest rate formula, if any, applicable to such Notes and any other terms of such Notes. Each such agreement shall also specify any requirements for officers' certificates, opinions of counsel and letters from the independent public accountants of the Company pursuant to
Section 4 hereof. A Terms Agreement may also specify certain provisions relating to the reoffering of such Notes by an Agent.

                  Each Terms Agreement shall specify the time and place of delivery of and payment for such Notes. With respect to each sale of Notes to an Agent as principal that is not made pursuant to a Terms Agreement, the procedural details relating to the issue and delivery of such


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Notes and the payment therefor shall be as set forth in the Administrative
Procedures (as hereinafter defined). Each date of delivery of and payment for Notes to be purchased by an Agent as principal, whether pursuant to a Terms Agreement or otherwise, is referred to herein as a "Settlement Date".

                  (c) ADMINISTRATIVE PROCEDURES. Each Agent and the Company agree to perform the respective duties and obligations specifically provided to be performed in the Medium-Term Notes Administrative Procedures (attached hereto as Exhibit B) (the "Administrative Procedures"), as amended from time to time. The Administrative Procedures may be amended only by written agreement of the Company and each Agent.

                  (d) DELIVERY. The documents required to be delivered by
Section 4 of this Agreement as a condition precedent to the Agents' obligation to begin soliciting offers to purchase Notes as agents of the Company shall be delivered at the office of Brown & Wood LLP, counsel for the Agents, not later than 9:00 a.m., New York City time, on the date hereof, or at such other time and/or place as the Agents and the Company may agree upon in writing, but in no event later than the day prior to the date on which the Agents begin soliciting offers to purchase Notes or the first date on which the Company accepts any offer by an Agent to purchase Notes as principal (the "Commencement Date").

                  3. AGREEMENTS. The Company agrees with each Agent that:

                  (a) Prior to the termination of the offering of the Notes pursuant to this Agreement or any Terms Agreement, the Company will not file any Prospectus Supplement relating to the Notes or any amendment to the Registration Statement unless the Company has previously furnished to each Agent a copy thereof for such Agent's review and will not file any such proposed supplement or amendment to which any Agent reasonably objects; PROVIDED, HOWEVER, that the foregoing requirement shall not apply to any of the Company's periodic filings with the Commission required to be filed pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, copies of which filings the Company will cause to be delivered to each Agent, upon written request by such Agent, promptly after being mailed for filing with the Commission. Subject to the foregoing sentence, the Company will promptly cause each Prospectus Supplement to be filed with or transmitted for filing to the Commission in accordance with Rule 424(b). The Company will promptly advise each Agent (i) of the filing of any amendment or supplement to the Base Prospectus, (ii) of the filing and effectiveness of any amendment to the Registration Statement, (iii) of any request by the Commission for any amendment to the Registration Statement or any additional information,
(iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Notes for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order or notice of suspension of qualification and, if issued, to obtain as soon as possible the withdrawal thereof. If the Base Prospectus is amended or supplemented as a result of the filing under the Exchange Act of any document incorporated by reference in the Prospectus, the Agents shall not be obligated to solicit offers to purchase Notes so long as they are not reasonably satisfied with such document.

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                  (b) If, at any time when a prospectus relating to the Notes is required to be delivered under the Securities Act, any event occurs or condition exists as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact, or omit to state any material fact necessary to make the statements therein, in the light of the circumstances when the Prospectus, as then amended or supplemented, is delivered to a purchaser, not misleading, or if, in the opinion of any Agent delivered to the Company or in the opinion of the Company, it is necessary at any time to amend or supplement the Prospectus, as then amended or supplemented, to comply with applicable law, the Company will immediately notify each Agent by telephone
(with confirmation in writing) to suspend solicitation of offers to purchase Notes and, if so notified by the Company, each Agent shall forthwith suspend such solicitation and cease using the Prospectus as then amended or supplemented. If the Company shall decide to amend or supplement the Registration Statement or Prospectus as then amended or supplemented, it shall so advise each Agent promptly by telephone (with confirmation in writing) and, at its expense, shall prepare and cause to be filed promptly with the Commission an amendment or supplement to the Registration Statement or Prospectus as then amended or supplemented that will correct such statement or omission or effect such compliance and will supply such amended or supplemented Prospectus to each Agent in such quantities as such Agent may reasonably request. If such amendment or supplement and any documents, certificates, opinions and letters furnished to the Agents pursuant to paragraph (f) below and Section 5(a), 5(b) and 5(c) in connection with the preparation and filing of such amendment or supplement are satisfactory in all respects to such Agents, upon filing of such amendment or supplement with the Commission or upon the effectiveness of an amendment to the Registration Statement, such Agents will resume the solicitation of offers to purchase Notes hereunder. Notwithstanding any other provision of this Section 3(b), until the distribution of any Notes an Agent may own as principal has been completed, if any event described above in this paragraph (b) occurs, the Company will, at its own expense, forthwith prepare and cause to be filed promptly with the Commission an amendment or supplement to the Registration Statement or Prospectus as then amended or supplemented, satisfactory in all respects to such Agent, and will supply such amended or supplemented Prospectus to such Agent in such quantities as such Agent may reasonably request. If such amendment or supplement and any documents, certificates, opinions and letters furnished to such Agent pursuant to paragraph (f) below and Sections 5(a), 5(b) and 5(c) in connection with the preparation and filing of such amendment or supplement are satisfactory in all respects to such Agent, upon the filing of such amendment or supplement with the Commission or upon the effectiveness of an amendment to the Registration Statement, such Agent may resume its resale of Notes as principal.

                  (c) The Company will make generally available to its security holders and to each Agent as soon as practicable earning statements that satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder covering twelve month periods beginning, in each case, not later than the first day of the Company's fiscal quarter next following the "effective date" (as defined in Rule 158 under the Securities Act) of the Registration Statement with respect to each sale of Notes. If such fiscal quarter is the last fiscal quarter of the Company's fiscal year, such earning statement shall be made available not later than 90 days after the close of the period covered thereby and in all other cases shall be made available not later than 45 days after the close of the period covered thereby.


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                  (d) The Company will furnish to each Agent, without charge, two signed copies of the Registration Statement, including exhibits and all amendments thereto, and during the period mentioned in Section 3(b) above, as many copies of the Prospectus, any documents incorporated by reference therein and any supplements and amendments thereto as each Agent may reasonably request.

                  (e) The Company will endeavor to qualify the Notes for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Agents shall reasonably request and to maintain such qualifications for as long as the Agents shall reasonably request; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified.

                  (f) During the term of this Agreement, the Company shall furnish to each Agent such relevant documents and certificates of officers of the Company relating to the business, operations and affairs of the Company, the Registration Statement, the Base Prospectus, any amendments or supplements thereto, the Indenture, the Notes, this Agreement, the Administrative Procedures, any Terms Agreement and the performance by the Company of its obligations hereunder or thereunder as such Agent may from time to time reasonably request and shall notify each Agent promptly in writing of any downgrading, or of its receipt of any notice of any intended or potential downgrading or of a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's securities by any "nationally recognized statistical rating organization", as such term is defined for purposes of Rule 436(g)(2) under the Securities Act.

                  (g) The Company will, whether or not any sale of Notes is consummated, pay all expenses incident to the performance of its obligations under this Agreement and any Terms Agreement, including: (i) the preparation and filing of the Registration Statement and the Prospectus and all amendments and supplements thereto, (ii) the preparation, issuance and delivery of the Notes,
(iii) the fees and disbursements of the Company's counsel and accountants and of the Trustee and its counsel, (iv) the qualification of the Notes under securities or Blue Sky laws in accordance with the provisions of Section 3(e), including filing fees and the fees and disbursements of counsel for the Agents in connection therewith and in connection with the preparation of any Blue Sky or Legal Investment Memoranda, (v) the printing and delivery to the Agents in quantities as hereinabove stated of copies of the Registration Statement and all amendments thereto and of the Base Prospectus and any amendments or supplements thereto, (vi) the reproduction and delivery to the Agents of copies of the Indenture and any Blue Sky or Legal Investment Memoranda, (vii) any fees charged by rating agencies for the rating of the Notes, (viii) the fees and expenses, if any, incurred with respect to any filing with the National Association of Securities Dealers, Inc., (ix) the fees and disbursements of counsel for the Agents incurred in connection with the offering and sale of the Notes, including any opinions to be rendered by such counsel hereunder, and (x) any out-of-pocket expenses incurred by the Agents, including any advertising expenses incurred by the Agents with the approval of the Company.

                  (h) Between the date of any agreement by an Agent to purchase Notes as principal and the Settlement Date with respect to such agreement, the Company will not, without such Agent's prior consent, offer, sell, contract to sell or otherwise dispose of any debt securities


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



of the Company substantially similar to the Notes (other than (i) the Notes that are to be sold pursuant to such agreement and (ii) commercial paper issued in the ordinary course of business), except as may otherwise be provided in such agreement.

                  4. CONDITIONS OF THE OBLIGATIONS OF THE AGENTS. Each Agent's obligation to solicit offers to purchase Notes as agent of the Company, each Agent's obligation to purchase Notes as principal pursuant to any Terms Agreement or otherwise and the obligation of any other purchaser to purchase Notes will be subject to the accuracy of the representations and warranties on the part of the Company herein, to the accuracy of the statements of the Company's officers made in each certificate furnished pursuant to the provisions hereof and to the performance and observance by the Company of all covenants and agreements herein contained on its part to be performed and observed (in the case of any Agent's obligation to solicit offers to purchase Notes, at the time of such solicitation, and, in the case of any Agent's or any other purchaser's obligation to purchase Notes, at the time the Company accepts the offer to purchase such Notes and at the time of purchase) and (in each case) to the following additional conditions precedent:

                  (a) At the time of such solicitation or the time of such purchase, as the case may be:

                               (i) There shall not have occurred any change, or
                  any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations, of the Company and its subsidiaries, taken as a whole, from that set forth in the Registration Statement that, in the judgment of any Agent, is material and adverse and that makes it, in the judgment of any Agent, impracticable to market the Notes on the terms and in the manner contemplated in the Prospectus except, in the case of any purchase of Notes, as disclosed to the Agents in writing by the Company before the Company accepted the offer to purchase such Notes.

                               (ii) There shall not have occurred any (A)
                  suspension or material limitation of trading generally on or by, as the case may be, the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade,
                  (B) suspension of trading of any securities of the Company on any exchange or in the over-the-counter market, (C) declaration of a general moratorium on commercial banking activities in New York by either Federal or New York State authorities or (D) any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in the judgment of any Agent, is material and adverse and, in the case of any of the events described in clauses
                  (ii)(A) through (D), such event, singly or together with any other such event, makes it, in the judgment of any Agent, impracticable to market the Notes on the terms and in the manner contemplated by the Prospectus, as amended or supplemented, except, in the case of any purchase of Notes, for any such event occurring before the Company accepted the offer to purchase such Notes.



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



                                (iii) There shall not have been any downgrading,
                  nor any notice given of any intended or potential downgrading or of a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's securities by any "nationally recognized statistical rating organization", as such term is defined for purposes of Rule 436(g)(2) under the Securities Act, except, in the case of any purchase of Notes, as disclosed to the Agents in writing by the Company before the Company accepted the offer to purchase such Notes.

                  (b) On the Commencement Date and, if called for by any agreement by an Agent to purchase Notes as principal, on the corresponding Settlement Date, each Agent shall have received:

                                (i) The opinion, dated as of such date, of
                  Jones, Day, Reavis & Pogue, independent counsel for the Company, to the effect set forth in Exhibit C hereto.

                                (ii) The opinion, dated as of such date, of
                  Larry R. Brown, Senior Vice President and General Counsel of the Company, to the effect set forth in Exhibit D hereto.

                                (iii) The opinion, dated as of such date, of
                  Brown & Wood LLP, special counsel for the Agents, in form and substance satisfactory to the Agents.

                  (c) On the Commencement Date and, if called for by any agreement by an Agent to purchase Notes as principal, on the corresponding Settlement Date, each Agent shall have received a certificate, dated such Commencement Date or Settlement Date, as the case may be, signed by an executive officer of the Company to the effect that the representations and warranties of the Company contained herein are true and correct as of such date and the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied on or before such date.

                  The officer signing and delivering such certificate may rely upon the best of his knowledge as to proceedings threatened.

                  (d) On the Commencement Date and, if called for by any agreement by an Agent to purchase Notes as principal, on the corresponding Settlement Date, the Company's independent public accountants shall have furnished to each Agent a letter or letters, dated as of the Commencement Date or such Settlement Date, as the case may be, in form and substance satisfactory to such Agent containing statements and information of the type ordinarily included in accountant's "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference into the Registration Statement and the Prospectus, as amended or supplemented.

                  (e) On the Commencement Date and on each Settlement Date, the Company shall have furnished to each Agent such appropriate further information, certificates and documents as such Agent may reasonably request.

                  5. ADDITIONAL AGREEMENTS OF THE COMPANY. (a) Each time the Registration Statement or Prospectus is amended or supplemented (other than by an amendment or supplement providing solely for a change in the interest rates, redemption provisions, amortization schedules or maturities offered on the Notes or for a change an Agent deems to be immaterial), the Company will deliver or cause to be delivered forthwith to each Agent a certificate signed by an executive officer of the Company, dated the date of such amendment or supplement, as the case may be, in form reasonably satisfactory to such Agent, of the same tenor as the certificate referred to in Section 4(c) relating to the Registration Statement or the Prospectus as amended and supplemented to the time of delivery of such certificate.

                  (b) Each time the Company furnishes a certificate pursuant to
Section 5(a), the Company shall furnish or cause to be furnished forthwith to each Agent a written opinion of independent counsel for the Company and the General Counsel of the Company. Any such opinions shall be dated the date of such amendment or supplement, as the case may be, shall be in a form satisfactory to each Agent and shall be of the same tenor as the opinions referred to in Sections 4(b)(i) and 4(b)(ii), but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such opinion. In lieu of such opinions, counsel last furnishing such opinions to an Agent may furnish to such Agent a letter to the effect that such Agent may rely on such last opinion to the same extent as though it were dated the date of such letter (except that statements in such last opinion will be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such letter.)

                  (c) Each time the Registration Statement or the Prospectus is amended or supplemented to set forth amended or supplemental financial information or such amended or supplemental information is incorporated by reference in the Registration Statement or the Prospectus, the Company shall cause its independent public accountants forthwith to furnish each Agent with a letter, dated the date of such amendment or supplement, as the case may be, in form satisfactory to such Agent, of the same tenor as the letter referred to in
Section 4(d), with regard to the amended or supplemental financial information included or incorporated by reference in the Registration Statement or the Prospectus as amended or supplemented to the date of such letter.

                  6. INDEMNIFICATION AND CONTRIBUTION. (a) The Company agrees to indemnify and hold harmless each Agent and each person, if any, who controls such Agent within the meaning of either Section 15 of the Securities Act or
Section 20 of the Exchange Act from and against any and all losses, claims, damages or liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or in any amendment thereof or the Prospectus (as amended if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to such Agent furnished to the Company in writing by such Agent expressly for use therein.

                  (b) Each Agent agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to the Agents, but only with reference to information relating to such Agent furnished to the Company in writing by such Agent expressly for use in the Registration Statement or the Prospectus or any amendments or supplements thereto.

                  (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either paragraph (a) or (b) above, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceedings and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or
(ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred; in such case such firm shall be designated in writing by Morgan Stanley if more than one Agent is indemnified pursuant to paragraph (a) above. In the case that the Agent other than Morgan Stanley is the indemnified party pursuant to paragraph (a) above, such firm shall be designated in writing by such Agent. In the case of parties indemnified pursuant to paragraph (b) above, such firm shall be designated in writing by the Company. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the third sentence of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement unless there is a good faith dispute as to the reasonableness of such fees. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

                  (d) If the indemnification provided for in paragraph (a) or
(b) of this Section 6 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein in connection with any offering of Notes, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and each Agent participating in the offering of the Notes that gave rise to such losses, claims, damages or liabilities (a "Relevant Agent") from the offering of such Notes or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and each Relevant Agent in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and each Relevant Agent in connection with the offering of such Notes shall be deemed to be in the same respective proportions as the total net proceeds from the offering of such Notes (before deducting expenses) received by the Company bear to the total discounts and commissions received by each Relevant Agent in respect thereof. The relative fault of the Company and of each Relevant Agent shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by such Relevant Agent and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. If more than one Agent is a Relevant Agent in respect to a proceeding, each Relevant Agent's obligation to contribute pursuant to this Section 6 shall be several, in the proportion that the principal amount of the Notes that are the subject of such proceeding and that were offered and sold through such Relevant Agent bears to the aggregate principal amount of the Notes that are the subject of such proceeding, and not joint.

                  (e) The Company and each Agent agree that it would not be just or equitable if contribution pursuant to this Section 6 were determined by PRO RATA allocation or by other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Section 6, the Agents shall not be required to contribute any amount in excess of the amount by which the total price at which the Notes referred to in paragraph (d) above that were offered and sold to the public through the Agents exceeds the amount of any damages that the Agents have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 6 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

                  7. POSITION OF THE AGENTS. In soliciting offers to purchase the Notes, each Agent is acting solely as an agent for the Company, and not as a principal, and does not assume any obligation towards or relationship of agency or trust with any purchaser of Notes. Each Agent shall make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer to purchase Notes has been solicited by such Agent and accepted by the Company, but such Agent shall not have any liability to the Company in the event any such purchase is not consummated for any reason. If the Company shall default in its obligations to deliver Notes to a purchaser whose offer it has accepted, the Company shall hold such Agent harmless against any loss, claim, damage or liability arising from or as a result of such default and shall, in particular, pay to such Agent the commission such Agent would have received had such sale been consummated.

                  8. TERMINATION. This Agreement may be terminated at any time either by the Company or by an Agent upon the giving of written notice of such termination to the other party hereto. Any Terms Agreement shall be subject to termination in the absolute discretion of the parties thereto on the terms set forth or incorporated by reference therein. The termination of this Agreement shall not require termination of any agreement by an Agent to purchase Notes as principal, and the termination of any such agreement shall not require termination of this Agreement. If this Agreement is terminated, the provisions of the third paragraph of Section 2(a), the last two sentences of Section 3(b) and Sections 3(c), 3(g), 6, 7, 9 and 13 shall survive; PROVIDED that if at the time of termination an offer to purchase Notes has been accepted by the Company but the time of delivery to the purchaser or its agent of such Notes has not occurred, the provisions of Sections 2(c), 3(a), 3(b), 3(e), 3(f), 3(h) and 4 shall also survive. If any Terms Agreement is terminated, the provisions of Sections 2(c), 3, 4, 6, 9 and 13 (which shall have been incorporated by reference in such Terms Agreement) shall survive.

                  9. REPRESENTATIONS AND INDEMNITIES TO SURVIVE. The respective indemnity and contribution agreements, representations, warranties and other statements of the Company, its officers and the Agents set forth in or made pursuant to this Agreement or any agreement by the Agents to purchase Notes as principal will remain in full force and effect, regardless of any termination of this Agreement or any such agreement, any investigation made by or on behalf of the Agents or the Company or any of the officers, directors or controlling persons referred to in Section 6 and delivery of and payment for the Notes.

                  10. NOTICES. All communications hereunder will be in writing and effective only on receipt, and, if sent to Morgan Stanley, will be mailed, delivered or telefaxed and confirmed to it at 1585 Broadway, 2nd Floor, New York, New York 10036, Attention: Manager, Continuously Offered Products (telefax number: 212-761-0780), with a copy to it at 1585 Broadway, 34th Floor, New York, New York 10036, Attention: Peter Cooper, Investment Banking Information Center (telefax number: 212-761-0260); if sent to Key Capital, will be mailed, delivered or telefaxed and confirmed to it at 127 Public Square, Cleveland, Ohio 44114, Attention: Dennis Melchior - Medium-Term Note Desk (telefax number:
216-737-4629); if sent to J.P. Morgan, will be mailed, delivered or telefaxed and confirmed to it at 60 Wall Street, 3rd Floor, New York, New York 10260,
Attention: Manager, Credit Department (telefax number: 212-761-0687); if sent to NationsBanc, will be mailed, delivered or telefaxed and confirmed to it at 100 North Tryon Street, NC1-007-07-01, Charlotte, NC 28255, Attention: Medium-Term Note Desk (telefax number: 704-388-9939) or, if sent to the Company, will be mailed, delivered or telefaxed and confirmed to it at 1835 Dueber Avenue, S.W., Canton, Ohio 44706-2798, Attention: Gene Little.

                  11. SUCCESSORS. This Agreement and any Terms Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors and controlling persons referred to in Section 6 and the purchasers of Notes (to the extent expressly provided in Section 4), and no other person will have any right or obligation hereunder.

                  12. COUNTERPARTS. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                  13. APPLICABLE LAW. This Agreement will be governed by and construed in accordance with the internal laws of the State of New York.

                  14. HEADINGS. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and each of you.

                                        Very truly yours,

                                        THE TIMKEN COMPANY

                                        By:
                                           ----------------------------------
                                           Name:
                                           Title:



The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

MORGAN STANLEY & CO. INCORPORATED


By:
   --------------------------------
   Name:
   Title:

KEY CAPITAL MARKETS, INC.


By:
   --------------------------------
   Name:
   Title:

J.P. MORGAN SECURITIES INC.


By:
   --------------------------------
   Name:
   Title:


NATIONSBANC MONTGOMERY SECURITIES LLC


By:
   --------------------------------
   Name:
   Title:

                                                                       EXHIBIT A


                               THE TIMKEN COMPANY

                                MEDIUM-TERM NOTES

                                 TERMS AGREEMENT


                                              ____________________________, 19__


The Timken Company
1835 Dueber Avenue, S.W.
Canton, Ohio 44706-2798

Attention:

                  Re: Distribution Agreement dated February , 1998 (The "Distribution Agreement")
                           ----------------------------------------

         The undersigned agrees to purchase the following principal amount of your Medium-Term Notes: $

                                    Fixed Rate                 Floating Rate
All Notes:                          Notes:                     Notes:
----------                          ------                     ------

Purchase                            Interest                   Base rate:
 price:                               Rate:

                                    Applicability
                                      of modified
                                      payment upon
                                      acceleration:

Price to public:
                                                               Index
Settlement                          Amortization                  maturity:
  date and time:                      schedule:
                                                               Spread (plus or
Place of                                                          minus):
  delivery:
                                                               Spread
                                                                  multiplier:

Initial accrual period OID:


Original yield
  to maturity:
                                                              Alternate rate
                                                                 event spread:

Maturity                                                      Initial interest
  date:                                                          rate:

Optional Redemption
  Dates:

Specified Currency:                                           Interest reset
                                                                 dates:

                                                              Maximum interest
                                                                 rate:

Initial redemption                                            Minimum interest
  date:                                                          rate:

Initial redemption                                            Interest payment
  percentage:                                                    period:

                                                              Interest payment
                                                                 dates:

                                                              Interest reset
Annual redemption                                                period:
  percentage decrease:

Other terms:
                                                              Calculation agent:

         The provisions of Sections 1, 2(b) and 2(c) and 3 through 6 and 8 through 13 of the Distribution Agreement and the related definitions are incorporated by reference herein and shall be deemed to have the same force and effect as if set forth in full herein.

         The following information, opinions, certificates, letters and documents referred to in Section 4 of the Distribution Agreement will be required: _______________________________


                                           [NAME OF AGENT]



                                           By:
                                              ---------------------------------
                                              Name:
                                              Title:


Accepted:

The TIMKEN COMPANY



By:
   ----------------------------
   Name:
   Title:

                                                                       EXHIBIT B




                               THE TIMKEN COMPANY

                                  $300,000,000

                                MEDIUM-TERM NOTES

                            ADMINISTRATIVE PROCEDURES

                        ---------------------------------





          Explained below are the administrative procedures and specific terms of the offering of Medium-Term Notes (the "Notes"), from time to time by The Timken Company (the "Company") pursuant to the Distribution Agreement, dated as of February , 1998 (the "Distribution Agreement") among the Company and Morgan Stanley & Co. Incorporated, Key Capital Markets, Inc., J.P. Morgan Securities Inc., and NationsBanc Montgomery Securities LLC (the "Agents"). The Notes will be issued under an Indenture dated as of February , 1998 (the "Indenture") between the Company and The Bank of New York, as trustee (the "Trustee"). In the Distribution Agreement, the Agents have agreed to use reasonable efforts to solicit purchases of the Notes, and the administrative procedures explained below will govern the issuance and settlement of any Notes sold through an Agent, as agent of the Company. An Agent, as principal, may also purchase Notes for its own account, and if requested by such Agent, the Company and such Agent will enter into a terms agreement (a "Terms Agreement"), as contemplated by the Distribution Agreement. The administrative procedures explained below will govern the issuance and settlement of any Notes purchased by an Agent, as principal, unless otherwise specified in the applicable Terms Agreement.

          The Trustee will be the Registrar, Calculation Agent, Authenticating Agent and Paying Agent for the Notes and will perform the duties specified herein. Each Note will be represented by either a Global Security (as defined below) delivered to the Trustee, as agent for The Depository Trust Company ("DTC"), and recorded in the book-entry system maintained by DTC (a "Book-Entry Note") or a certificate delivered to the holder thereof or a person designated by such holder (a "Certificated Note"). Except as set forth in the Indenture, an owner of a Book-Entry Note will not be entitled to receive a Certificated Note.

          Book-Entry Notes, which may be payable only in U.S. dollars, will be issued in accordance with the administrative procedures set forth in Part I hereof as they may subsequently be amended as the result of changes in DTC's operating procedures. Certificated Notes will be issued in accordance with the administrative procedures set forth in Part II hereof. Unless otherwise defined herein, terms defined in the Indenture, the Notes or any prospectus supplement relating to the Notes shall be used herein as therein defined.

          The Company will advise the Agents in writing of the employees of the Company with whom the Agents are to communicate regarding offers to purchase Notes and the related settlement details.


             PART I: ADMINISTRATIVE PROCEDURES FOR BOOK-ENTRY NOTES


          In connection with the qualification of the Book-Entry Notes for eligibility in the book-entry system maintained by DTC, the Trustee will perform the custodial, document control and administrative functions described below, in accordance with its respective obligations under a Letter of Representation from the Company and the Trustee to DTC, dated as of February , 1998, and a Medium-Term Note Certificate Agreement between the Trustee and DTC, dated as of August 17, 1989 (the "MTN Certificate Agreement"), and its obligations as a participant in DTC, including DTC's Same-Day Funds Settlement System ("SDFS").

Issuance:                           On any date of settlement (as defined under
                                    "Settlement" below) for one or more
                                    Book-Entry Notes, the Company will issue a single global security in fully registered form without coupons (a "Global Security") representing up to U.S. $200,000,000 principal amount of all such Notes that have the same Original Issue Date, Maturity Date and other terms. Each Global Security will be dated and issued as of the date of its authentication by the Trustee. Each Global
                                    Security will bear an "Interest Accrual
                                    Date," which will be (i) with respect to an original Global Security (or any portion thereof), its original issuance date and
                                    (ii) with respect to any Global Security (or any portion thereof) issued subsequently upon exchange of a Global Security, or in lieu of a destroyed, lost or stolen Global
                                    Security, the most recent Interest Payment
                                    Date to which interest has been paid or duly provided for on the predecessor Global
                                    Security (or if no such payment or provision has been made, the original issuance date of the predecessor Global Security), regardless of the date of authentication of such subsequently issued Global Security.
                                    Book-Entry Notes
                                    may be payable only in U.S. dollars. No
                                    Global Security will represent any
                                    Certificated Note.

Denominations:                      Book-Entry Notes will be issued in principal
                                    amounts of U.S. $1,000 or any amount in
                                    excess thereof that is an integral multiple of U.S. $1,000. Global Securities will be denominated in principal amounts not in excess of U.S. $200,000,000. If one or more
                                    Book-Entry Notes having an aggregate
                                    principal amount in excess of $200,000,000 would, but for the preceding sentence, be represented by a single Global Security, then one Global Security will be issued to represent each U.S. $200,000,000 principal amount of such Book-Entry Note or Notes and an additional Global Security will be issued to represent any remaining principal amount of such Book-Entry Note or Notes. In such a case, each of the Global Securities representing such Book-Entry Note or Notes shall be assigned the same CUSIP number.


Preparation of                      If any offer to purchase a Book-Entry
Pricing Supplement:                 Note is accepted by or on behalf of the
                                    Company, the Company will prepare a pricing supplement (a "Pricing Supplement") reflecting the terms of such Note. The
                                    Company (i) will arrange to file 1 copy of such Pricing Supplement with the Commission in accordance with the applicable paragraph of Rule 424(b) under the Securities Act and
                                    (ii) will, as soon as possible and in any event not later than the date on which such Pricing Supplement is filed with the Commission, deliver the number of copies of such Pricing Supplement to the relevant
                                    Agent as such Agent shall request.

                                    In each instance that a Pricing Supplement is prepared, the relevant Agent will affix the Pricing Supplement to Prospectuses prior to their use. Outdated Pricing Supplements, and the Prospectuses to which they are attached (other than those retained for files), will be destroyed.

Settlement:                         The receipt by the Company of immediately
                                    available funds in payment for a Book-Entry
                                    Note and the authentication and issuance of the Global Security representing such Note shall constitute "settlement" with respect to such Note. All offers accepted by the Company will be settled on the third
                                    Business Day next succeeding the date of acceptance pursuant to the timetable for settlement set forth below, unless the Company, the Trustee and the purchaser agree to settlement on another day, which shall be no earlier than the next Business Day.

Settlement                          Settlement Procedures with regard to each
Procedures:                         Book-Entry Note sold by the Company to or
                                    through an Agent (unless otherwise specified pursuant to a Terms Agreement) shall be as follows:

                                            A. The relevant Agent will advise
                                            the Company by telephone that such
                                            Note is a Book-Entry Note and of the
                                            following settlement information:

                                                 1. Principal amount.

                                                 2. Maturity Date.

                                                 3. In the case of a Fixed Rate
                                                 Book-Entry Note, the Interest
                                                 Rate, whether such Note will
                                                 pay interest annually or
                                                 semiannually and whether such
                                                 Note is an Amortizing Note,
                                                 and, if so, the amortization
                                                 schedule, or, in the case of a
                                                 Floating Rate Book-Entry Note,
                                                 the Initial Interest Rate (if
                                                 known at such time), Interest
                                                 Payment Date(s), Interest
                                                 Payment Period, Calculation
                                                 Agent, Base Rate, Index
                                                 Maturity, Interest Reset
                                                 Period, Initial Interest Reset
                                                 Date, Interest Reset Dates,
                                                 Spread or Spread Multiplier (if
                                                 any), Minimum Interest Rate (if
                                                 any), Maximum Interest Rate (if
                                                 any) and the Alternate Rate
                                                 Event Spread (if any).

                                                 4. Redemption or repayment
                                                 provisions (if any).

                                                 5. Settlement date (Original
                                                 Issue Date).

                                                 6. Interest Accrual Date.

                                                 7. Price.

                                                 8. Agent's commission (if any)
                                                 determined as provided in the
                                                 Distribution Agreement.

                                                 9. Whether the Note is an
                                                 Original Issue Discount Note
                                                 (an "OID Note"), and if it is
                                                 an OID Note, the total amount
                                                 of OID, the yield to maturity,
                                                 the initial accrual period OID
                                                 and the applicability of
                                                 Modified Payment upon
                                                 Acceleration (and, if so, the
                                                 Issue Price).

                                                 10. Any other applicable terms.

                                            B. The Company will advise the
                                            Trustee by telephone or electronic
                                            transmission (confirmed in writing
                                            at any time on the same date) of the
                                            information set forth in Settlement
                                            Procedure "A" above. The Company
                                            will then assign a CUSIP number to
                                            the Global Security representing
                                            such Note and will notify the
                                            Trustee and the relevant Agent of
                                            such CUSIP number by telephone as
                                            soon as practicable.

                                            C. The Trustee will enter a pending
                                            deposit message through DTC's
                                            Participant Terminal System,
                                            providing the following settlement
                                            information to DTC, the relevant
                                            Agent:

                                                 1. The information set forth in
                                                 Settlement Procedure "A".

                                                 2. The Initial Interest Payment
                                                 Date for such Note, the number
                                                 of days by which such date
                                                 succeeds the related DTC Record
                                                 Date (which in the case of
                                                 Floating Rate Notes which reset
                                                 daily or weekly, shall be the
                                                 date five calendar days
                                                 immediately preceding the
                                                 applicable Interest Payment
                                                 Date and, in the case of all
                                                 other Notes, shall be the
                                                 Record Date as defined in the
                                                 Note) and, if known, the amount
                                                 of interest payable on such
                                                 Initial Interest Payment Date.

                                                 3. The CUSIP number of the
                                                 Global Security representing
                                                 such Note.

                                                 4. Whether such Global Security
                                                 will represent any other
                                                 Book-Entry Note (to the extent
                                                 known at such time).

                                                 5. Whether such Note is an
                                                 Amortizing Note (by an
                                                 appropriate notation in the
                                                 comments field of DTC's
                                                 Participant Terminal System).

                                                 6. The number of participant
                                                 accounts to be maintained by
                                                 DTC on behalf of the relevant
                                                 Agent and the Trustee.

                                            D. The Trustee will complete and
                                            authenticate the Global Security
                                            representing such Note.

                                            E. DTC will credit such Note to the
                                            Trustee's participant account at
                                            DTC.


                                            F. The Trustee will enter an SDFS
                                            deliver order through DTC's
                                            Participant Terminal System
                                            instructing DTC to (i) debit such
                                            Note to the Trustee's participant
                                            account and credit such Note to the
                                            relevant Agent's participant account
                                            and (ii) debit such Agent's
                                            settlement account and credit the
                                            Trustee's settlement account for an
                                            amount equal to the price of such
                                            Note less such Agent's commission
                                            (if any). The entry of such a
                                            deliver order shall constitute a
                                            representation and warranty by the
                                            Trustee to DTC that (a) the Global
                                            Security representing such
                                            Book-Entry Note has been issued and
                                            authenticated and (b) the Trustee is
                                            holding such Global Security
                                            pursuant to the MTN Certificate
                                            Agreement.

                                            G. Unless the relevant Agent is the
                                            end purchaser of such Note, such
                                            Agent will enter an SDFS deliver
                                            order through DTC's Participant
                                            Terminal System instructing DTC (i)
                                            to debit such Note to such Agent's
                                            participant account and credit such
                                            Note to the participant accounts of
                                            the Participants with respect to
                                            such Note and (ii) to debit the
                                            settlement accounts of such
                                            Participants and credit the
                                            settlement account of such Agent for
                                            an amount equal to the price of such
                                            Note.

                                            H. Transfers of funds in accordance
                                            with SDFS deliver orders described
                                            in Settlement Procedures "F" and "G"
                                            will be settled in accordance with
                                            SDFS
                                            operating procedures in effect on
                                            the settlement date.

                                            I. The Trustee will credit to the
                                            account of the Company maintained at
                                            Mellon Bank N.A., ABA 04030 0026-1,
                                            Account #171-9666, in immediately
                                            available funds the amount
                                            transferred to the Trustee in
                                            accordance with Settlement Procedure
                                            "F".

                                            J. Unless the relevant Agent is the
                                            end purchaser of such Note, such
                                            Agent will confirm the purchase of
                                            such Note to the purchaser either by
                                            transmitting to the Participants
                                            with respect to such Note a
                                            confirmation order or orders through
                                            DTC's institutional delivery system
                                            or by mailing a written confirmation
                                            to such purchaser.

                                            K. Monthly, the Trustee will send to
                                            the Company a statement setting
                                            forth the principal amount of Notes
                                            outstanding as of that date under
                                            the Indenture.

Settlement                          For sales by the Company of Book-Entry Notes
Procedures                          to or through an Agent (unless otherwise
Timetable:                          specified pursuant to a Terms Agreement) for
                                    settlement on the first Business Day after the sale date, Settlement Procedures "A" through "J" set forth above shall be completed as soon as possible but not later than the respective times in New York City set forth below:

                                    Settlement
                                    Procedure         Time
                                    ---------         ----

                                       A        11:00 A.M. on sale date
                                       B        12:00 Noon on sale date
                                       C        2:00 P.M. on sale date
                                       D        9:00 A.M. on settlement date
                                       E        10:00 A.M. on settlement date
                                       F-G      2:00 P.M. on settlement date
                                       H        4:45 P.M. on settlement date
                                       I-J      5:00 P.M. on settlement date

                                    If a sale is to be settled more than one
                                    Business Day after the sale date, Settlement procedures "A", "B" and "C" shall be completed as soon as practicable but no later than 11:00 A.M., 12:00 Noon and 2:00 P.M., respectively, on the first Business Day after the sale date. If the Initial Interest Rate for a Floating Rate Book-Entry Note has not been determined at the time that Settlement Procedure "A" is completed, Settlement Procedures "B" and "C" shall be completed as soon as such rate has been determined but no later than 12:00 Noon and 2:00 P.M., respectively, on the first Business Day before the settlement date. Settlement Procedure "H" is subject to extension in accordance with any extension of Fedwire closing deadlines and in the other events specified in the SDFS operating procedures in effect on the settlement date.

                                    If settlement of a Book-Entry Note is
                                    rescheduled or cancelled, the Trustee, after receiving notice from the Company or the relevant Agent, will deliver to DTC, through DTC's Participant Terminal System, a cancellation message to such effect by no later than 2:00 P.M. on the Business Day immediately preceding the scheduled settlement date.

Failure                             If the Trustee fails to enter an SDFS
to Settle:                          deliver order with respect to a Book-Entry
                                    Note pursuant to Settlement Procedure "F", the Trustee may deliver to DTC, through DTC's Participant Terminal System, as soon as practicable a withdrawal message instructing DTC to debit such Note to the Trustee's participant account, provided that the Trustee's participant account contains a principal amount of the Global Security representing such Note that is at least equal to the principal amount to be debited.
                                    If a withdrawal message is processed with respect to all the Book-Entry Notes represented by a Global Security, the Trustee will mark such Global Security
                                    "cancelled," make appropriate entries in the Trustee's records and send such cancelled
                                    Global Security to the Company. The CUSIP number assigned to such Global Security shall, in accordance with the procedures of the CUSIP Service Bureau of Standard &
                                    Poor's Rating Services, be cancelled and not immediately reassigned. If a withdrawal message is processed with respect to one or more, but not all, of the Book-Entry Notes represented by a Global Security, the Trustee will exchange such Global Security for two Global Securities, one of which shall represent such Book-Entry Note or Notes and shall be cancelled immediately after issuance and the other of which shall represent the remaining Book-Entry Notes previously represented by the surrendered Global Security and shall bear the CUSIP number of the surrendered Global
                                    Security.

                                    If the purchase price for any Book-Entry
                                    Note is not timely paid to the Participants with respect to such Note by the beneficial purchaser thereof (or a person, including an indirect participant in DTC, acting on behalf of such purchaser), such Participants and, in turn, the relevant Agent may enter SDFS deliver orders through DTC's Participant Terminal System reversing the orders entered pursuant to Settlement Procedures "F" and "G", respectively. Thereafter, the Trustee will deliver the withdrawal message and take the related actions described in the preceding paragraph.

                                    Notwithstanding the foregoing, upon any
                                    failure to settle with respect to a
                                    Book-Entry Note, DTC may take any actions in accordance with its SDFS operating procedures then in effect.

                                    In the event of a failure to settle with respect to one or more, but not all, of the Book-Entry Notes to have been represented by a Global Security, the Trustee will provide, in accordance with Settlement Procedures "D" and "F", for the authentication and issuance of a Global Security representing the Book-Entry Notes to be represented by such Global Security and will make appropriate entries in its records.

                                    Nothing herein shall be deemed to require the Trustee to risk or expend its own funds in connection with any payments to the Company, the Agents or DTC or any Noteholder, it being understood by all parties that payments made by the Trustee to the Company or the Agents or DTC, or any Noteholder shall be made only to the extent that funds are provided to the Trustee for such purpose.


            PART II: ADMINISTRATIVE PROCEDURES FOR CERTIFICATED NOTES


         The Trustee will serve as Registrar in connection with the Certificated Notes.

Issuance:                           Each Certificated Note will be dated and
                                    issued as of the date of its authentication by the Trustee. Each Certificated Note will bear an Original Issue Date, which will be
                                    (i) with
                                    respect to an original Certificated Note (or any portion thereof), its original issuance date (which will be the settlement date) and
                                    (ii) with respect to any Certificated Note
                                    (or portion thereof) issued subsequently upon transfer or exchange of a Certificated
                                    Note or in lieu of a destroyed, lost or
                                    stolen Certificated Note, the original
                                    issuance date of the predecessor
                                    Certificated Note, regardless of the date of authentication of such subsequently issued
                                    Certificated Note.

Preparation                         If any offer to purchase a Certificated Note
of Pricing                          is accepted by or on behalf of the Company,
Supplement:                         the Company will prepare a Pricing
                                    Supplement reflecting the terms of such
                                    Note. The Company (i) will arrange to file
                                    10 copies of such Pricing Supplement with the Commission in accordance with the applicable paragraph of Rule 424(b) under the Securities Act and (ii) will, as soon as possible and in any event not later than the date on which such Pricing Supplement is filed with the Commission, deliver the number of copies of such Pricing Supplement to the relevant Agent as such Agent shall request.

                                    In each instance that a Pricing Supplement is prepared, the relevant Agent will affix the Pricing Supplement to Prospectuses prior to their use. Outdated Pricing Supplements, and the Prospectuses to which they are attached (other than those retained for files), will be destroyed.

Settlement:                         The receipt by the Company of immediately
                                    available funds in exchange for an
                                    authenticated Certificated Note delivered to the relevant Agent and such Agent's delivery of such Note against receipt of immediately available funds shall constitute
                                    "settlement" with respect to such Note. All offers accepted by the Company will be settled on the third Business Day next succeeding the date of acceptance pursuant to the timetable for settlement set forth below, unless the Company and the purchaser agree to settlement on another date, which date shall be no earlier than the next
                                    Business Day.

Settlement                          Settlement Procedures with regard to each
Procedures:                         Certificated Note sold by the Company to or
                                    through an Agent (unless otherwise specified pursuant to a Terms Agreement) shall be as follows:

                                    A. The relevant Agent will advise the
                                    Company by telephone that such Note is a Certificated Note and of the following settlement information:

                                    1. Name in which such Note is to be
                                    registered ("Registered Owner").

                                    2. Address of the Registered Owner and
                                    address for payment of principal and
                                    interest.

                                    3. Taxpayer identification number of the Registered Owner (if available).

                                    4. Principal amount.

                                    5. Maturity Date.

                                    6. In the case of a Fixed Rate Certificated
                                    Note, the Interest Rate, whether such Note will pay interest annually or semiannually and whether such Note is an Amortizing Note and, if so, the amortization schedule, or, in the case of a Floating Rate Certificated Note, the Initial Interest Rate (if known at such time), Interest Payment Date(s), Interest Payment Period, Calculation Agent, Base Rate, Index Maturity, Interest Reset Period, Initial Interest Reset Date, Interest Reset Dates, Spread or Spread Multiplier (if any), Minimum Interest Rate (if any), Maximum Interest Rate (if any) and the Alternate Rate Event Spread (if any).

                                    7. Redemption or repayment provisions (if any).

                                    8. Settlement date (Original Issue Date).

                                    9. Interest Accrual Date.

                                    10. Price.

                                    11. Agent's commission (if any) determined as provided in the Distribution Agreement.

                                    12. Denominations.

                                    13. Specified Currency.

                                    14. Whether the Note is an OID Note, and if it is an OID Note, the total amount of OID, the yield to maturity, the initial accrual period OID and the applicability of Modified Payment upon Acceleration (and if so, the Issue Price).

                                    15. Any other applicable terms.

                                    B. The Company will advise the Trustee by telephone or electronic transmission (confirmed in writing at any time on the same date) of the information set forth in Settlement Procedure "A" above.

                                    C. The Company will have delivered to the Trustee a pre-printed four-ply packet for such Note, which packet will contain the following documents in forms that have been approved by the Company, the relevant Agent and the Trustee:

                                    1. Note with customer confirmation.

                                    2. Stub One - For the Trustee.

                                    3. Stub Two - For the relevant Agent.

                                    4. Stub Three - For the Company.

                                    D. The Trustee will complete such Note and authenticate such Note and deliver it (with the confirmation) and Stubs One and Two to the relevant Agent, and such Agent will acknowledge receipt of the Note by stamping or otherwise marking Stub One and returning it to the Trustee. Such delivery will be made only against such acknowledgment of receipt and evidence that instructions have been given by such Agent for payment to the account of the Company at Mellon Bank N.A., ABA 04030 0026-1, Account #171- 9666, or to
                                    such other account as the Company shall have specified to such Agent and the Trustee, in immediately available funds, of an amount equal to the price of such Note less such Agent's commission (if any). In the event that the instructions given by such Agent for payment to the account of the Company are revoked, the Company will as promptly as possible wire transfer to the account of such Agent an amount of immediately available funds equal to the amount of such payment made.

                                    E. Unless the relevant Agent is the end
                                    purchaser of such Note, such Agent will
                                    deliver such Note (with confirmation)
                                    to the customer against payment in
                                    immediately available funds. Such Agent will obtain the acknowledgment of receipt of such Note by retaining Stub Two.

                                    F. The Trustee will send Stub Three to the
                                    Company by first-class mail. Monthly, the Trustee will also send to the Company a statement setting forth the principal amount of the Notes outstanding as of that date under the Indenture and setting forth a brief description of any sales of which the Company has advised the Trustee that have not yet been settled.

Settlement                          For sales by the Company of Certificated to
Notes Procedures                    or through an Agent (unless otherwise
Timetable:                          specified pursuant to a Terms Agreement),
                                    Settlement Procedures "A" through "F" set forth above shall be completed on or before the respective times in New York City set forth below:

                                    Settlement
                                    Procedure                Time
                                    ---------                ----

                                        A           2:00 P.M. on day before
                                                    settlement date
                                        B           3:00 P.M. on day before
                                                    settlement date
                                        C-D         2:15 P.M. on settlement date
                                        E           3:00 P.M. on settlement date
                                        F           5:00 P.M. on settlement date

Failure                             If a purchaser fails to accept delivery of
to Settle:                          and make payment for any Certificated Note,
                                    the relevant Agent will notify the Company and the Trustee by telephone and return such Note to the Trustee. Upon receipt of such notice, the Company will immediately wire transfer to the account of such Agent an amount equal to the price of such Note less such Agent's commission in respect of such Note (if any). Such wire transfer will be made on the settlement date, if possible, and in any event not later than the Business
                                    Day following the settlement date. If the failure shall have occurred for any reason other than a default by such Agent in the performance of its obligations hereunder and under the Distribution Agreement, then the Company will reimburse such Agent or the Trustee, as appropriate, on an equitable basis for its loss of the use of the funds during the period when they were credited to the account of the

                                    Company. Immediately upon receipt of the Certificated Note in respect of which such failure occurred, the Trustee will mark such Note "cancelled," make appropriate entries in the Trustee's records and send such Note to the Company.

                                    Nothing herein shall be deemed to require the Trustee to risk or expend its own funds in connection with any payments to the Company, the Agents or any Noteholder, it being understood by all parties that payments made by the Trustee to the Company or the Agents, or any Noteholder shall be made only to the extent that funds are provided to the Trustee for such purpose.

                                                                       EXHIBIT C
                                                                       ---------





                                          February  , 1998

Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York 10036

Key Capital Markets, Inc.
127 Public Square
Cleveland, Ohio 44114

J.P. Morgan Securities Inc.
60 Wall Street
New York, New York 10260

NationsBanc Montgomery Securities LLC
100 North Tryon Street
NC1-007-07-01
Charlotte, NC 28255



                  Re: The Timken Company Medium-Term Notes Due From 9 Months to 30 Years From Date of Issue
                       ---------------------------------------------------------

Gentlemen:

                  We have acted as counsel to The Timken Company (the "Company") in connection with the issue and sale by the Company of up to $300,000,000 aggregate principal amount of its medium-term notes (or the equivalent thereof in one or more foreign currencies or composite currencies) due from 9 months to 30 years from date of issue (the "Notes"), which may be issued from time to time pursuant to an Indenture (the "Indenture") dated as of February , 1998 between the Company and The Bank of New York, as trustee, and which may be sold pursuant to the Distribution Agreement (the "Distribution Agreement") dated February , 1998 between the Company, Morgan Stanley & Co. Incorporated, Key Capital Markets, Inc., J.P. Morgan Securities Inc. and NationsBanc Montgomery Securities LLC (the "Agents"). This opinion is furnished to you pursuant to Section 4(b)(i) of the Distribution Agreement. Terms used in this opinion that are defined in the Distribution Agreement are used as so defined unless otherwise indicated herein.

                  In our capacity as counsel to the Company, we have examined such documents, records and matters of law as we have deemed necessary for purposes of this opinion, and based thereupon we are of the opinion that:

                  (1) The Company has been duly formed, is validly existing as a corporation in good standing under the laws of the State of Ohio, and has the necessary corporate power and authority to own its property and to conduct its business as described in the Prospectus.

                  (2) Each of the Distribution Agreement and any applicable Terms Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, in each case enforceable in accordance with its terms except as (i) rights to indemnity and contribution thereunder may be limited under applicable securities law, (ii) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and (iii) the enforceability thereof is subject to general principles of equity, including the possible unavailability of specific performance or injunctive relief, regardless of whether such enforceability is considered in a proceeding in equity or at law.

                  (3) The Indenture has been duly qualified under the Trust Indenture Act and has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable in accordance with its terms except (i) as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally, (ii) as the enforceability thereof is subject to general principles of equity, including the possible unavailability of specific performance or injunctive relief, regardless of whether such enforceability is considered in a proceeding in equity or at law, and without limiting the generality of (ii) above, (iii) as the enforceability thereof may be limited by governmental authority to limit, delay or prohibit the making of payments in foreign currency or currency units or payments outside the United States and (iv) U.S. courts may not give effect to rates of exchange in effect at the time any judgment payable in a foreign currency may be rendered against the Company by any foreign court.

                  (4) The Notes have been duly authorized and when executed and authenticated in accordance with the Indenture and delivered to and duly paid for by the purchasers thereof as contemplated by the Distribution Agreement, will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company, enforceable in accordance with their respective terms except as the enforceability thereof (i) may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally, (ii) is subject to general principles of equity, including the possible unavailability of specific performance or injunctive relief, regardless of whether such enforceability is considered in a proceeding in equity, or at law, and without limiting the generality of (ii) above, (iii) may be limited by governmental authority to limit, delay or prohibit the making of payments in foreign currency or currency units or payments outside the United States and (iv) U.S. courts may not give effect to rates of exchange in effect at the time any judgment payable in a foreign currency may be rendered against the Company by any foreign court.

                  (5) The execution and delivery by the Company of, and the performance by the Company of its obligations under, the Distribution Agreement, the Notes, the Indenture and any applicable Terms Agreement will not contravene any provision of applicable law or the Amended Articles of Incorporation or the Amended Code of Regulations of the Company or any agreement or other instrument known to us which is binding upon the Company or any of its subsidiaries and which is material to the Company and its subsidiaries, taken as a whole, or, to the best of our knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any of its subsidiaries, and no consent, approval, authorization or order of or qualification with any governmental body or agency is required for the performance by the Company of its obligations under the Distribution Agreement, the Notes, the indenture and any applicable Terms Agreement, except such as have been obtained and such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Notes.

                  We have participated in the preparation of the Registration Statement and Prospectus (the documents incorporated into the Prospectus by reference having previously been prepared and filed by the Company with only very limited review by us). From time to time we have had discussions with officers and employees of the Company, Ernst & Young LLP, the independent accountants who examined certain of the financial statements of the Company and its consolidated subsidiaries included in the Registration Statement and Prospectus, and your representatives concerning the information contained in the Registration Statement and Prospectus and the proposed responses to various items in Form S-3. Based thereupon we are of the opinion that the Registration Statement and the Prospectus (except for the financial statements and financial schedules included therein, as to which we express no opinion) at the time the Registration Statement became effective under the Securities Act complied as to form in all material respects with the Securities Act and the rules and regulations thereunder. In passing upon the form of such documents, we necessarily have assumed, and have not checked or otherwise verified, the correctness and completeness of the statements made therein and take no responsibility therefor.

                  We are of the opinion that the statements contained in the Registration Statement under the captions "Description of Securities," "Plan of Distribution" and under Item 15, insofar as they purport to summarize the provisions of documents referred to therein, present fair summaries of such provisions, and are of the opinion ascribed to us in the Prospectus under thee caption "United States Federal Taxation."

                  We have not independently verified and are not passing upon, and do not assume any responsibility for, the accuracy, completeness, or fairness (except as set forth in the immediately preceding paragraph above) of the information contained in the Registration Statement and Prospectus, including any document incorporated or deemed to be incorporated therein by reference. Based upon the participation and discussions described above, however, no facts have come to our attention that cause us to believe that the Registration Statement (except for the financial statements end financial schedules included therein and that part of the Registration Statement that constitutes the Form T-1, In each case, as to which we express no view), at the time it became effective contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus (except for the financial statements and financial schedules included therein as to which we express no view) contains any untrue statement of a material tact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  The opinions expressed herein are limited to matters governed by the laws of the States of Ohio and New York (other than the securities or Blue Sky laws of such States) and the federal laws of the United States of America. This opinion is rendered to you as of the date hereof, and we undertake no responsibility to advise you of any changes in facts or law subsequent to the date hereof.

                  This opinion is furnished by us, as counsel to the Company, to you solely for your benefit pursuant to Section 4(b)(i) of the Distribution Agreement, upon the understanding that we are not hereby assuming any professional responsibility to any other person whatsoever.

                                            Very truly yours,



                                            JONES, DAY, REAVIS & POGUE

                                                                       EXHIBIT D
                                                                       ---------





                                              February  , 1998

Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York 10036

Key Capital Markets, Inc.
127 Public Square
Cleveland, Ohio 44114

J.P. Morgan Securities Inc.
60 Wall Street
New York, New York 10260

NationsBanc Montgomery Securities LLC
100 North Tryon Street
NC1-007-07-01
Charlotte, NC 28255



                  Re: The Timken Company Medium-Term Notes Due From 9 Months to 30 Years From Date of Issue
                       ---------------------------------------------------------

Gentlemen:

                  I am the Senior Vice President and General Counsel of The Timken Company (the "Company") and have acted as counsel to the Company in connection with the issue and sale by the Company of up to $300,000,000 or the equivalent thereof in one or more foreign or composite currencies) aggregate principal amount of its medium-term notes due from 9 months to 30 years from date of issue (the "Notes"), which may be issued from time to time pursuant to an Indenture (the "Indenture") dated as of February , 1998 between the Company and The Bank of New York, as trustee, and which may be sold pursuant to the Distribution Agreement (the Distribution Agreements) dated February , 1998 between the Company, Morgan Stanley & Co. Incorporated, Key Capital Markets, Inc., J.P. Morgan Securities Inc. and NationsBanc Montgomery Securities LLC (the "Agents"). This opinion is furnished to you pursuant to Section 4(b)(ii) of the Distribution Agreement. Terms used in this opinion that are defined in the Distribution Agreement are used as so defined unless otherwise indicated herein.


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



                  In my capacity as counsel to the Company, I have examined such documents, records and matters of law as I have deemed necessary for purposes of this opinion, and based thereupon I am of the opinion that:

                  (1) The Company is in good standing as a foreign corporation in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                  (2) Each of the Company's Significant Subsidiaries (as defined in Rule 405 under the Securities Act of 1933) has been duly incorporated, is validly existing as a corporation in good standing under the laws of its respective jurisdiction of incorporation, has the necessary corporate power and authority to own its property and to conduct its business as described in the Prospectus and is in good standing as a foreign corporation in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company And its subsidiaries, taken as a whole.

                  (3) Each of the Company and its subsidiaries has all necessary consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings with, all federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Prospectus, except to the extent that the failure to obtain or file would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                  (4) The statements contained in the Registration Statement under "Item 3 of Part I of the Company's most recent annual report on Form 10-K incorporated by reference in the Prospectus and Item 1 of
         Part II of the Company's quarterly reports on Form 10-Q filed since the most recent annual report on Form 10-K incorporated by reference in the Prospectus, in each case insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings and, insofar as they purport to summarize matters referred to therein, present fair summaries of such matters.

                  (5) After due inquiry, I do not know of any legal or governmental proceeding pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that is required to be described in the Registration Statement or the Prospectus, and is not so described, or of any statute, regulation, contract or other document that is required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to such Registration Statement that is not described or filed as required.

                  (6) The execution and delivery by the Company of, and the performance by the Company of its obligations under, the Distribution Agreement, the Notes, the Indenture and any applicable Terms Agreement will not contravene any provision of applicable law or the Amended Articles of Incorporation or the Amended Code of Regulations of the Company or any agreement or other instrument known to me which is binding upon the Company or any of is subsidiaries and which is material to the Company and its subsidiaries, taken as a whole, or, to the best of my knowledge, any Judgment, order or decree of any governmental body, agency or court having Jurisdiction over the Company or any of its subsidiaries, and no consent, approval, authorization or order of or qualification with any governmental body or agency is required for the performance by the Company of its obligations under the Distribution Agreement, the Notes, the Indenture and any applicable Terms Agreement, except such as have been obtained and such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Notes.

                  (7) Each document incorporated by reference in the Prospectus (except for the financial statements and financial schedules included therein as to which I express no opinion) complied as to form when filed with the Commission in all material respects with the Exchange Act and the rules and regulations of the Commission thereunder.

                  (8) In my capacity as Senior Vice President And General Counsel to the Company, no facts have come to my attention that cause me to believe that the Registration Statement (except for the financial statements and financial schedules included therein and that part of the Registration Statement that constitutes the Form T-1, in each case, as to which I express no view), at the time it became effective contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus (except for the financial statements and financial schedules included therein as to which I express no view) contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  The opinions expressed herein are limited to matters governed by the laws of the State of Ohio (other than matters governed by the securities or Blue Sky laws of ouch state) and the federal laws of the United States of America.

                  This opinion is furnished by me, as counsel to the Company, to you solely for your benefit pursuant to Section (b)(ii) of the Distribution Agreement, upon the understanding that I am not hereby assuming any professional responsibility to any other person whatsoever.

                                    Very truly yours,


                                    Larry R. Brown
                                    Senior Vice President and General Counsel


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